UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 11, 2016

Magellan Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Sherman Street, Suite 1950, Denver, CO		80203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(720) 484-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
As previously disclosed, on August 2, 2016, Magellan Petroleum Corporation (the “Company”) entered into a merger agreement with Tellurian Investments Inc. (“Tellurian”) and River Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will, at the closing of the transactions contemplated thereby and subject to the terms and conditions of the agreement, merge with and into Tellurian, with Tellurian continuing as the surviving corporation and a direct wholly owned subsidiary of the Company (the “Merger”). There can be no assurance that the conditions to closing will be satisfied.
As the Merger is deemed probable and significant, the Company is providing audited and unaudited financial statements and unaudited pro forma financial information in connection with the Merger. Attached as Exhibit 99.1 hereto are (i) unaudited financial statements of Tellurian as of and for the six months ended June 30, 2016 (successor) and for the six months ended June 30, 2015 (predecessor) and (ii) audited financial statements of Tellurian’s accounting predecessor Tellurian Services LLC as of April 9, 2016 and for the period from January 1, 2016 to April 9, 2016 and as of and for the years ended December 31, 2015 and December 31, 2014. Attached as Exhibit 99.2 hereto are the unaudited pro forma condensed consolidated combined balance sheet of the Company as of June 30, 2016, the unaudited pro forma condensed consolidated combined statements of operations of the Company for the six months ended June 30, 2016, and for the year ended December 31, 2015, in each case giving effect to the Merger.
Important Information for Investors and Stockholders
This report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This report relates to a proposed business combination between Magellan and Tellurian.
In connection with the proposed transaction, Magellan filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Magellan and Tellurian that also constitutes a prospectus of Magellan. Each of Magellan and Tellurian also plan to file other relevant documents with the SEC regarding the proposed merger. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement(s)/prospectus(es) for Magellan and/or Tellurian (if and when available) will be mailed to stockholders of Magellan or Tellurian, as applicable. INVESTORS AND SECURITY HOLDERS OF MAGELLAN AND TELLURIAN ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT(S)/PROSPECTUS(ES) AND OTHER DOCUMENTS THAT HAVE BEEN AND MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
Investors and security holders may obtain free copies of these documents and other documents containing important information about Magellan and Tellurian once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Magellan are available free of charge on Magellan’s internet website at www.magellanpetroleum.com or by contacting Magellan using the contact information below.
Participants in Solicitation
Magellan and Tellurian and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from the companies’ stockholders in connection with the merger. Stockholders are urged to carefully read the proxy statement regarding the merger because it contains important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the companies’ stockholders in connection with the merger is set forth in the preliminary joint proxy statement/prospectus of Magellan and Tellurian filed with the SEC on October 3, 2016. You can find information about Magellan’s executive officers and directors in its definitive proxy statement filed with the SEC on June 6, 2016. You can obtain free copies of these and other documents containing relevant information at the SEC’s website at www.sec.gov or by contacting Magellan by mail at 1775 Sherman Street, Suite 1950, Denver, Colorado 80203, or by telephone at (720) 484-2400.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
The following unaudited financial information of Tellurian is included in Exhibit 99.1 hereto and is incorporated by reference herein: (i) Condensed Consolidated Balance Sheet as of June 30, 2016 (Successor) and Balance Sheet as of December 31, 2015 (Predecessor), (ii) Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2016 (Successor) and June 30, 2015 (Predecessor), (iii) Condensed Consolidated Statements of Changes in Equity for the Six Months Ended June 30, 2016 (Successor) and June 30, 2015 (Predecessor), (iv) Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2016 (Successor) and June 30, 2015 (Predecessor) and (v) Notes to Condensed Consolidated Financial Statements.
The following audited financial information of Tellurian Services LLC, the accounting predecessor of Tellurian, is included in Exhibit 99.1 hereto and is incorporated by reference herein, together with the independent auditors’ report thereon: (i) Balance Sheets as of April 9, 2016, December 31, 2015 and 2014, (ii) Statements of Operations for the Period from January 1, 2016 to April 9, 2016 and the Years Ended December 31, 2015 and 2014, (iii) Statements of Members’ Capital for the Period from January 1, 2016 to April 9, 2016 and the Years Ended December 31, 2015 and 2014, (iv) Statements of Cash Flows for the Period from January 1, 2016 to April 9, 2016 and the Years Ended December 31, 2015 and 2014 and (v) Notes to Financial Statements.

(b)	Pro Forma Financial Information.
The following is included in Exhibit 99.2 hereto and is incorporated by reference herein: (i) Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet of the Company as of June 30, 2016, and (ii) Unaudited Pro Forma Condensed Consolidated Combined Statements of Operations of the Company for the Six Months Ended June 30, 2016, and for the Year Ended December 31, 2015, in each case giving effect to the Merger.
(d)    Exhibits.
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ Antoine J. Lafargue
Antoine J. Lafargue, President and Chief Executive Officer
(as Principal Executive Officer)

Date: October 11, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, dated as of October 11, 2016.

99.1
With respect to Tellurian Investments Inc.: (i) Condensed Consolidated Balance Sheet as of June 30, 2016 (Successor) and Balance Sheet as of December 31, 2015 (Predecessor), (ii) Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2016 (Successor) and June 30, 2015 (Predecessor), (iii) Condensed Consolidated Statements of Changes in Equity for the Six Months Ended June 30, 2016 (Successor) and June 30, 2015 (Predecessor), (iv) Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2016 (Successor) and June 30, 2015 (Predecessor) and (v) Notes to Condensed Consolidated Financial Statements. With respect to Tellurian Services LLC, including the independent auditors’ report thereon: (i) Balance Sheets as of April 9, 2016, December 31, 2015 and 2014, (ii) Statements of Operations for the Period from January 1, 2016 to April 9, 2016 and the Years Ended December 31, 2015 and 2014, (iii) Statements of Members’ Capital for the Period from January 1, 2016 to April 9, 2016 and the Years Ended December 31, 2015 and 2014, (iv) Statements of Cash Flows for the Period from January 1, 2016 to April 9, 2016 and the Years Ended December 31, 2015 and 2014 and (v) Notes to Financial Statements.

99.2
Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet of the Company as of June 30, 2016, and the Unaudited Pro Forma Condensed Consolidated Combined Statements of Operations of the Company for the Six Months Ended June 30, 2016 and for the Year Ended December 31, 2015, in each case giving effect to the Merger.